UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2025

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35366 (Commission File Number)	20-5157386 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act.

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2025, Fortress Biotech, Inc. (the “Company” or “Fortress”) held its annual meeting of stockholders (the “2025 Annual Meeting”) at 10:00 a.m. Eastern Time by means of an online virtual meeting platform.

At the 2025 Annual Meeting, the following five proposals were voted on by the stockholders: (i) the election of seven directors to hold office until the 2026 annual meeting of stockholders or until such director resigns or is removed from office; (ii) the ratification of the appointment of KPMG LLP as Fortress’s independent registered public accounting firm for the year ending December 31, 2025; (iii) an advisory vote to approve the compensation of Fortress’s named executive officers; (iv) an advisory vote on the frequency with which Fortress will hold an advisory vote on the compensation of Fortress’s named executive officers; and (v) the approval of the Second Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation. The five proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2025 Annual Meeting filed with the Securities and Exchange Commission on April 28, 2025.

Proposal 1

The votes with respect to the election of seven directors to hold office until the 2026 annual meeting of stockholders were as follows:

		Total Votes		Broker Non-
Director	Total Votes For	Against	Abstentions	Votes
Lindsay A. Rosenwald, M.D.	9,561,328	161,473	90,259	10,917,039
Jimmie Harvey, Jr., M.D.	9,510,319	199,781	102,960	10,917,039
Malcolm Hoenlein	9,439,773	270,268	103,019	10,917,039
Dov Klein, CPA	9,441,597	267,687	103,776	10,917,039
J. Jay Lobell	9,182,951	527,091	103,018	10,917,039
Kevin L. Lorenz, J.D.	9,510,472	199,584	103,004	10,917,039
Michael S. Weiss	9,528,675	193,499	90,886	10,917,039

Proposal 2

The vote with respect to the ratification of the selection of KPMG LLP as Fortress’s independent registered accounting firm for the year ending December 31, 2025 was as follows:

Total Votes For	Total Votes Against	Abstentions
20,400,173	314,490	15,436

Proposal 3

The advisory vote with respect to the approval of the compensation of Fortress’s named executive officers was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
9,388,005	312,265	112,790	10,917,039

Proposal 4

The advisory vote with respect to the frequency with which Fortress will hold an advisory vote on the compensation of Fortress’s named executive officers was as follows:

,051,405
One Year	Two Years	Three Years	Abstentions
2,051,405	183,953	7,421,176	156,526

In light of the vote on Proposal 4, the Board has determined that the Company will hold a Say-on-Pay vote every three years until the next required vote on the frequency of Say-on-Pay votes in 2031.

Proposal 5

The vote with respect to the approval of the Second Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation, was as follows:

,
Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
7,964,484	1,723,623	124,953	10,917,039

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)

Date: June 23, 2025

	By:	/s/ David Jin
David Jin
Chief Financial Officer